Exhibit 99.1

ERA GROUP INC.
LETTER OF TRANSMITTAL
To Tender for Exchange
Registered 7.750% Senior Notes due 2022
for Outstanding 7.750% Senior Notes due 2022
Pursuant to the Prospectus Dated , 2013

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON                   , 2013, UNLESS EXTENDED (THE “EXPIRATION DATE”). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

PLEASE READ CAREFULLY THE ATTACHED INSTRUCTIONS.
If you desire to accept the Exchange Offer, this Letter of Transmittal should be completed, signed and submitted timely to Wells Fargo Bank, National Association (the “Exchange Agent”) as follows:

Registered & Certified Mail:	Regular Mail or Courier:	In Person by Hand Only:
Wells Fargo Bank, N.A.	Wells Fargo Bank, N.A.	Wells Fargo Bank, N.A.
Corporate Trust Operations	Corporate Trust Operations	Corporate Trust Operations
AC N9303 121	MAC N9303 121	Northstar East Building 12th Floor
P.O. Box 1517	6th St & Marquette Avenue	608 Second Avenue South
Minneapolis, MN 55480	Minneapolis, MN 55479	Minneapolis, MN 55402

Or By Facsimile Transmission: (612) 667-6282 Telephone: (800) 344-5128

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.
For any questions regarding this Letter of Transmittal or for any additional information, you may contact the Exchange Agent by telephone at (800) 344-5128.
The Exchange Offer is not being mailed to, nor will tenders be accepted from or on behalf of, holders of outstanding 7.750% Senior Notes due 2022 in any jurisdiction in which the making or acceptance of the Exchange Offer would not be in compliance with the laws of such jurisdiction.

Preliminary Instructions
The undersigned hereby acknowledges receipt of the Prospectus dated         , 2013 (the “Prospectus”) of Era Group Inc., a Delaware corporation (the “Issuer”), and this Letter of Transmittal (this “Letter of Transmittal”), which together constitute the Issuer’s offer to exchange (the “Exchange Offer”) its new 7.750% Senior Notes due 2022 (the “Exchange Notes”), the issuance of which has been registered under the Securities Act of 1933, as amended (the “Securities Act”), for a like principal amount of its outstanding unregistered 7.750% Senior Notes due 2022 (the “Outstanding Notes”). Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.
The form and terms of the Exchange Notes will be identical in all material respects to the form and terms of the Outstanding Notes, except that (i) the offer and sale of the Exchange Notes will have been registered under the Securities Act, will not bear any legend restricting their transfer and generally will not be subject to restrictions on transfer, (ii) the Exchange Notes will bear a different CUSIP Number from the Outstanding Notes, (iii) holders of the Exchange Notes will not be entitled to registration rights and (iv) holders of the Exchange Notes will not have the right to earn additional interest under circumstances relating to the Issuer’s obligations under the Registration Rights Agreement dated December 7, 2012 (the “Registration Rights Agreement”) among the Issuer, the guarantors named therein (the “Guarantors”) and the initial purchasers named therein, pursuant to which the Exchange Offer is made. Interest on each Exchange Note will accrue from the last interest payment date on which interest was paid on the Outstanding Note surrendered in exchange thereof, or, if no interest has been paid on the Outstanding Note, from the date of its original issue. See “Exchange Offer” in the Prospectus.
This Letter of Transmittal is to be completed by a holder of Outstanding Notes if certificates representing the Outstanding Notes are to be forwarded herewith. Notwithstanding the foregoing, valid acceptance of the terms of the Exchange Offer may be effected by a participant in the Depository Trust Company (“DTC”) tendering Outstanding Notes through DTC’s Automated Tender Offer Program (“ATOP”) where the Exchange Agent receives an Agent’s Message prior to the Expiration Date. Accordingly, such participant must electronically transmit its acceptance to DTC through ATOP, and then DTC will edit and verify the acceptance, execute a book-entry delivery to the Exchange Agent’s account at DTC and send an Agent’s Message to the Exchange Agent for its acceptance. By tendering through ATOP, participants in DTC will expressly acknowledge receipt of this Letter of Transmittal and agree to be bound by its terms, and the Issuer will be able to enforce such agreement against such DTC participants.
The Issuer reserves the right, at any time and from time to time, to extend the Exchange Offer, in which case the term “Expiration Date” means the latest date and time to which the Exchange Offer is extended. In order to extend the Exchange Offer, the Issuer will notify the Exchange Agent thereof by oral (confirmed in writing) or written notice or will issue a press release or other public announcement of such extension, each prior to 9:00 a.m., New York City time, on the next business day after the previously scheduled expiration date. The Exchange Offer is not conditioned upon the tender of any minimum aggregate principal amount of Outstanding Notes. However, the Exchange Offer is subject to certain conditions. See “The Exchange Offer—Conditions to the Exchange Offer” in the Prospectus.
Holders who wish to tender their Outstanding Notes but who cannot, prior to 5:00 p.m., New York City time, on the Expiration Date (i) deliver their Outstanding Notes, this Letter of Transmittal or any other required documents to the Exchange Agent or (ii) deliver a confirmation of the book-entry tender of their Outstanding Notes into the Exchange Agent’s account at DTC (a “Book-Entry Confirmation”) and otherwise complete the procedures for book-entry transfer, may effect a tender of Outstanding Notes by complying with the guaranteed delivery procedures set forth in Instruction 1 attached to this Letter of Transmittal. Delivery of documents to DTC or the Issuer does not constitute delivery to the Exchange Agent.

HOLDERS OF OUTSTANDING NOTES SHOULD COMPLETE THE APPROPRIATE BOXES BELOW AND SIGN THIS LETTER OF TRANSMITTAL TO INDICATE THE ACTION THE HOLDERS ELECT TO TAKE WITH RESPECT TO THE EXCHANGE OFFER.
Ladies and Gentlemen:
Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Issuer the Outstanding Notes described in Box I (Description of Tendered Notes) (the “Tendered Notes”). The undersigned is the registered owner of all the Tendered Notes, and the undersigned represents that it has received from each beneficial owner of the Tendered Notes described in Box II (Beneficial Owner(s)) (a “Beneficial Owner”) a duly completed and executed form of “Instructions to Registered Holder and/or Book-Entry Transfer Facility Participant from Beneficial Owner” accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal. Subject to, and effective upon, the acceptance for exchange of the Tendered Notes, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Issuer all right, title and interest in and to the Tendered Notes.
The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Issuer) with respect to the Tendered Notes with the full power of substitution to (i) deliver certificates for the Tendered Notes to the Issuer and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Issuer, (ii) present the Tendered Notes for transfer on the books of the Issuer and (iii) receive for the account of the Issuer all benefits and otherwise exercise all rights of beneficial ownership of the Tendered Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be an irrevocable power coupled with an interest.
The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Tendered Notes and that when such Tendered Notes are accepted for exchange, the Issuer will acquire good and unencumbered title thereto, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sale agreements or other obligations relating to their sale and transfer and not subject to any adverse claim when the same are accepted by the Issuer and that the information set forth in Box II (Beneficial Owner(s)) is correct. The undersigned and any Beneficial Owner represent and warrant to the Issuer that (i) the undersigned and any Beneficial Owner are acquiring the Exchange Notes in the ordinary course of business of the undersigned and any Beneficial Owner, (ii) that neither the undersigned nor any Beneficial Owner is engaged in, intends to engage in, or has any arrangement or understanding with any person or entity to participate in, a distribution of the Exchange Notes (within the meaning of the Securities Act), (iii) that neither the undersigned nor any Beneficial Owner is an “affiliate” (within the meaning of Rule 405 under the Securities Act) of the Issuer and (iv) that neither the undersigned nor any Beneficial Owner is acting on behalf of any person or entity who could not truthfully make the statements set forth in clauses (i), (ii) and (iii) above. If the undersigned or any Beneficial Owner is a broker-dealer registered under the Securities Exchange Act of 1934, as amended, the undersigned and such Beneficial Owner (i) represent that such broker-dealer is participating in the applicable Exchange Offer for its own account and is exchanging Outstanding Notes acquired as a result of market-making or other trading activities and (ii) acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes. However, by so acknowledging and so delivering a prospectus, such broker-dealer will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act. The above-referenced prospectus may be the Prospectus (as it may be amended or supplemented from time to time) only if it contains a plan of distribution and selling security holder information with respect to such resale transactions (but need not name the undersigned or disclose the amount of Exchange Notes held by the undersigned or any such Beneficial Owner).
The undersigned and any Beneficial Owner agree that acceptance of any Tendered Notes by the Issuer and the issuance of Exchange Notes in exchange therefor will constitute performance in full by the Issuer of its obligations under the Registration Rights Agreement (as applicable) and that the Issuer will have no further obligations or liabilities thereunder (except as expressly provided therein).
The undersigned and any Beneficial Owner also acknowledge as follows: The Exchange Offer is being made based upon the Issuer’s understanding of existing interpretations of the Securities Act by the staff of the Securities and Exchange Commission (the “Commission”) set forth in several “no-action” letters to third parties and unrelated to the Issuer and the Exchange Offer, and, based on such interpretations, the Issuer believes that the Exchange Notes issued pursuant to the Exchange Offer in exchange for Outstanding Notes may be offered for resale, resold and otherwise transferred by the holders thereof (other than any such holder which is an “affiliate” of the Issuer within the meaning of Rule 405 under the Securities Act) without further compliance with the registration and prospectus delivery requirements of the Securities Act; provided that such Exchange Notes are acquired in the ordinary course of such holders’ business and such holders are not engaged in, do not intend to engage in, and have no arrangement or understanding with any person or entity to participate in, the distribution of such Exchange Notes (within the meaning of the Securities Act); provided, further, that if a holder is a broker-dealer, the holder is participating in the Exchange Offer for its own account in exchange for Outstanding Notes that were acquired as a result of market-making or other trading activities and the holder must deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes. Any holder who is an affiliate of the Issuer, who does not acquire the Exchange Notes in the ordinary course of business, who intends to participate in the Exchange Offer for the purpose of distributing the Exchange Notes or is a broker-dealer who purchased the Outstanding Notes directly from the Issuer (i) will not be able to rely on the interpretations by the staff of the Commission set forth in the above-mentioned “no-action” letters, (ii) will not be able to tender its Outstanding Notes in the Exchange Offer and (iii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any sale or transfer transaction unless such sale or transfer is made pursuant to an exemption from such requirements. The undersigned acknowledges that the Issuer has not sought or received its own “no-action” letter with respect to the Exchange Offer and the related transactions, and that there can be no assurance that the staff of the Commission will make a determination in the case of the Exchange Offer and such transactions that is similar to its determinations in the above-mentioned “no-action” letters. The undersigned and any Beneficial Owner further acknowledge that the Issuer may rely upon each of the foregoing representations and covenants for purposes of the Exchange Offer.
The undersigned and each Beneficial Owner will, upon request, execute and deliver any additional documents deemed by the Issuer or the Exchange Agent to be necessary or desirable to complete the sale, assignment and transfer of the Tendered Notes. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned and each Beneficial Owner hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and such Beneficial Owner, and shall not be affected by, and shall survive the death or incapacity of, the undersigned and such Beneficial Owner.
For purposes of the Exchange Offer, the Issuer shall be deemed to have accepted validly Tendered Notes when, as and if the Issuer has given written or oral notice thereof to the Exchange Agent.
The undersigned understands that tenders of the Tendered Notes pursuant to the procedures described in the Prospectus under “The Exchange Offer—How to Tender Outstanding Notes for Exchange” and in the Instructions hereto will constitute a binding agreement between the undersigned and the Issuer in accordance with the terms and subject to the conditions set forth herein and in the Prospectus.
The undersigned recognizes that (i) under certain circumstances set forth in the Prospectus under “The Exchange Offer—Conditions to the Exchange Offer,” the Issuer will not be required to accept the Tendered Notes for exchange and the undersigned may withdraw its tender of Tendered Notes only as set forth in the Prospectus under “The Exchange Offer—Withdrawal Rights.” Tendered Notes not accepted for exchange or which have been withdrawn will be returned, without expense, to the undersigned as promptly as practicable after the Expiration Date, in the manner set forth in the next succeeding paragraph.
Unless otherwise indicated in Box V (Special Issuance Instructions), please issue certificates for the Exchange Notes (and, if applicable, substitute certificates representing any Outstanding Notes not exchanged) in the name of the undersigned. Similarly, unless otherwise indicated in Box VI (Special Delivery Instructions), please (i) send certificates for the Exchange Notes (and, if applicable, substitute certificates representing Outstanding Notes not exchanged) to the undersigned at the address indicated in Box I (Description of Tendered Notes) or (ii) in the case of a book-entry tender of Outstanding Notes, please credit the Exchange Notes (and, if applicable, Outstanding Notes not exchanged) to the account at DTC indicated in Box III (Method of Delivery).

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY
BEFORE COMPLETING ANY BOX BELOW.

BOX I
DESCRIPTION OF TENDERED NOTES*
Name(s) and Address(es) of Registered Note Holder(s), exactly as name(s) appear(s) on Outstanding Note Certificate(s)	Certificate Number(s) of Outstanding Notes**	Aggregate Principal Amount Represented by Certificate(s)	Aggregate Principal Amount Tendered***

Total:
*
List the Outstanding Notes to which this Letter of Transmittal relates. If the space provided is inadequate, the Certificate numbers and principal amount of Outstanding Notes should be listed on a separate signed schedule attached hereto.

**	Need not be completed by persons tendering by book-entry transfer.
***
Tenders of Outstanding Notes must be in a minimum principal amount of $2,000 or an integral multiple of $1,000 in excess thereof. Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Outstanding Notes represented by the Certificate(s) set forth above. See Instruction 2.

BOX II BENEFICIAL OWNER(S)
State of Principal Residence of Each Beneficial Owner of Tendered Notes	Principal Amount of Tendered Notes Held for Account of Beneficial Owner

BOX III METHOD OF DELIVERY (See Instruction 1)
☐	CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT AT DTC AND COMPLETE THE FOLLOWING:
Name of Tendering Institution
Account Number
Transaction Code Number
☐	CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED HEREWITH.
☐	CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:
Name(s) of Registered Holder(s)
Window Ticket Number (if any)
Date of Execution of Notice of Guaranteed Delivery
Name of Institution which Guaranteed Delivery
If Delivered by Book-Entry Transfer, Complete the Following:
Name of Tendering Institution
Account Number and Transaction Code Number

BOX IV ATTENTION BROKER-DEALERS
☐
CHECK HERE IF THE UNDERSIGNED OR ANY BENEFICIAL OWNER OF TENDERED NOTES IS A BROKER-DEALER AND WISHES TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO:

Name
Address

BOX V SPECIAL ISSUANCE INSTRUCTIONS (See Instructions 3 and 4)		BOX VI SPECIAL DELIVERY INSTRUCTIONS (See Instructions 3 and 4)
To be completed ONLY if certificates for Exchange Notes and/or certificates for Outstanding Notes not exchanged are to be issued in the name of someone other than the person(s) whose signature(s) appear(s) on this Letter of Transmittal in Box VII (Signature).
Issue: Exchange Notes issued and/or Outstanding Notes not exchanged to:

To be completed ONLY if (1) certificates for Exchange Notes and/or certificates for Outstanding Notes not exchanged are to be sent to someone other than the person(s) whose signature(s) appear(s) on this Letter of Transmittal in Box VII (Signature) at the address(es) indicated in Box I (Description of Tendered Notes) or (2) Exchange Notes and/or Outstanding Notes not exchanged are to be issued or returned, respectively, to an account maintained at DTC other than the account indicated in Box III (Method of Delivery).

Name
(Please Type or Print)
Send: Exchange Notes and/or Outstanding Notes not exchanged to:
	(Please Type or Print)	Issue: Exchange Notes issued and/or Outstanding Notes not exchanged to:
Address(es)
Name(s)
(Please Type or Print)
(Zip Code)
(Please Type or Print)
	Taxpayer Identification Number or Social Security Number	Address(es)

(Zip Code)

Credit: Exchange Notes and/or Outstanding Notes not exchanged to DTC account as follows:
Name
(Please Type or Print)
__________________________________
(Please Type or Print)
Crediting Instructions

Account Number(s)

BOX VII
SIGNATURE: TO BE COMPLETED BY ALL TENDERING HOLDERS
(See Instructions 1 and 3)
In addition, the enclosed Internal Revenue Service Form W-9 or appropriate Internal Revenue Service Form
W-8 must be completed and signed.

, 20
, 20
, 20
Signatures by Tendering Holders	Date

Area Code(s) and Telephone Number(s)

For any Tendered Notes, this Letter of Transmittal must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Tendered Notes or by any person(s) authorized to become registered holder(s) by endorsements and documents submitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and the other information indicated below and, unless waived by the Issuer, submit herewith evidence satisfactory to the Issuer of authority to so act. See Instruction 3.

Names(s)

(Please Type or Print)
Capacity
Address(es)

(Including Zip Code)
Area Code and Telephone Number
Tax Identification Number or Social Security Number
SIGNATURE GUARANTEE (If required by Instruction 3)
Signature(s) Guaranteed by an Eligible Institution (Authorized Signature)

(Print Name)

(Title)

(Name of Firm—Must be an Eligible Institution as defined in Instruction 3)
Address
Area Code and Telephone Number

ERA GROUP INC.
INSTRUCTIONS TO LETTER OF TRANSMITTAL
FORMING PART OF THE TERMS AND CONDITIONS
OF THE EXCHANGE OFFER
Delivery of this Letter of Transmittal and Tendered Notes; Guaranteed Delivery Procedures. This Letter of Transmittal is to be completed by holders of Outstanding Notes if (i) certificates are to be forwarded herewith or (ii) a tender of certificates for Outstanding Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at DTC pursuant to the book-entry transfer procedures set forth under “The Exchange Offer—How to Tender Outstanding Notes for Exchange” in the Prospectus. Certificates for all physically tendered Outstanding Notes, or a Book-Entry Confirmation, and, in the case of certificates, a properly completed and duly executed Letter of Transmittal (or manually signed facsimile hereof) and all other documents required by this Letter of Transmittal must be received by the Exchange Agent at the address set forth on the front cover and back cover hereof prior to 5:00 p.m., New York City time, on the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below.
Holders who wish to tender their Outstanding Notes but who cannot, prior to 5:00 p.m., New York City time, on the Expiration Date (i) deliver their Outstanding Notes, this Letter of Transmittal or any other documents required by this Letter of Transmittal to the Exchange Agent or (ii) deliver a Book-Entry Confirmation and otherwise complete the procedures for book-entry transfer may effect a tender of Outstanding Notes by complying with the guaranteed delivery procedures set forth in the instructions to the Notice of Guaranteed Delivery accompanying this Letter of Transmittal. Pursuant to such procedures, (a) the tender must be made through an Eligible Institution (as defined in Instruction 3); (b) prior to 5:00 p.m., New York City time, on the Expiration Date, the Exchange Agent must have received from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, registered or certified mail or hand delivery) setting forth the name and address of the tendering holder, the certificate number(s) of the Tendered Notes and the principal amount of the Tendered Notes, stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the Expiration Date, this Letter of Transmittal (or facsimile thereof) together with the certificates(s) representing the Tendered Notes (or a Book-Entry Confirmation) and any other documents required by this Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent; and (c) this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, as well as the certificate(s) representing the Tendered Notes in proper form for transfer (or a Book-Entry Confirmation), and all other documents required by this Letter of Transmittal are received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date.
The method of delivery of this Letter of Transmittal, the Tendered Notes and all other required documents is at the election and risk of the tendering holders. The delivery will be deemed made only when actually received or confirmed by the Exchange Agent. As an alternative to delivery by mail, holders may wish to consider overnight or hand delivery service. In all cases, sufficient time should be allowed to assure delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date.
Tender by Registered Holder; Instructions to Beneficial Holders; Partial Tenders. Only a holder in whose name Outstanding Notes are registered may execute and deliver this Letter of Transmittal and tender Outstanding Notes in the Exchange Offer. Any Beneficial Owner whose Outstanding Notes are registered in the name of a broker, dealer, commercial bank, trust, company or other nominee and who wishes to tender such Outstanding Notes should (i) contact such registered holder promptly and instruct such registered holder to tender such Outstanding Notes on such Beneficial Owner’s behalf, (ii) properly complete and duly execute the form of “Instructions to Registered Holder and/or Book-Entry Transfer Facility Participant from Beneficial Owner” accompanying this Letter of Transmittal and (iii) timely deliver such form to such registered holder. The Issuer, the Exchange Agent and the transfer and registrar for the Outstanding Notes shall be entitled to rely upon all representations, warranties, covenants and instructions given or made by such registered holder and/or such Beneficial Owner. If such Beneficial Owner wishes to tender Outstanding Notes on its own behalf, such Beneficial Owner must, prior to completing and executing this Letter of Transmittal and delivering its Outstanding Notes, either make appropriate arrangements to register ownership of the Outstanding Notes in such Beneficial Owner’s name or obtain a properly completed bond power from the registered holder. Any such transfer of registered ownership may take considerable time.

Tendered Notes must be in a minimum principal amount of $2,000 or an integral multiple of $1,000 in excess thereof. If less than the entire principal amount of the Outstanding Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should indicate the aggregate principal amount of Outstanding Notes to be tendered in Box I (Description of Tendered Notes) under the caption “Aggregate Principal Amount Tendered.” The entire principal amount of Outstanding Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of Outstanding Notes held by the tendering holder is not tendered for exchange, then (i) unless otherwise indicated in Box V (Special Issuance Instructions), certificates evidencing untendered Outstanding Notes and Exchange Notes issued pursuant to the Exchange Offer will be issued in the name of the person signing this Letter of Transmittal and (ii) unless otherwise indicated in Box VI (Special Delivery Instructions), such certificates will be sent to the person signing this Letter of Transmittal at the address indicated in Box I (Description of Tendered Notes) (or, in the case of a book-entry tender of Outstanding Notes, credited to the account at DTC indicated in Box III (Method of Delivery)).
Signatures on this Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures. If this Letter of Transmittal is signed by the registered holder of the Tendered Notes, the signature must correspond exactly with the name(s) as written on the face of the certificates for the Tendered Notes without any change whatsoever. If any tendered Outstanding Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any Tendered Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of certificates.
When this Letter of Transmittal is signed by the registered holder(s) of the Tendered Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the Exchange Notes are to be issued, or any untendered Outstanding Notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) must be guaranteed by an Eligible Institution.
If this Letter of Transmittal is signed by a person other than the registered holder(s) of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificate(s), and signatures on each such endorsement or bond power must be guaranteed by an Eligible Institution.
If this Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Issuer, evidence satisfactory to the Issuer of their authority to so act must be submitted with this Letter of Transmittal.
Endorsements on certificates for Tendered Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by a firm which is a member of a registered national securities exchange or of the Financial Industry Regulatory Authority, or is a savings institution, commercial bank or trust company having an office or correspondent in the United States, or is otherwise an “eligible guarantor institution” within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, and which is, in each case, a member of a recognized signature guarantee program (i.e., Securities Transfer Agents Medallion Program, Stock Exchange Medallion Program or New York Stock Exchange Medallion Signature Program) (an “Eligible Institution”).
Signatures on this Letter of Transmittal need not be guaranteed by an Eligible Institution, provided the Tendered Notes are tendered by: (i) the registered holder thereof (which term for purposes of the exchange offer includes any participant of DTC whose name appears on a security position listing as the holder of such Tendered Notes) who has not completed Box V (Special Issuance Instructions) or Box VI (Special Delivery Instructions) on this Letter of Transmittal or (ii) an Eligible Institution.
Special Issuance and Delivery Instructions. Tendering holders should indicate in the applicable boxes the name and address to which Exchange Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Outstanding Notes not exchanged are to be issued or sent if different from the name or address of the holder signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification number or social security number of the person named must also be indicated. If no such instructions are given, certificates evidencing such Outstanding Notes not exchanged and Exchange Notes issued pursuant to the Exchange Offer will be returned to the person signing this Letter of Transmittal at the address indicated in Box I (Description of Tendered Notes) (or, in the case of a book-entry tender of Outstanding Notes, credited to the account at DTC indicated in Box III (Method of Delivery)).
Taxpayer Information—Internal Revenue Service Form W-9 or Appropriate Internal Revenue Service Form W‑8. Payments of principal and interest on a note are generally subject to backup withholding unless the holder provides the Issuer (as payor) or other payor with such holder’s correct Taxpayer Identification Number (“TIN”) on Internal Revenue Service (“IRS”) Form W-9 (or appropriate IRS Form W-8 in the case of a foreign holder), which in the case of a tendering holder who is an individual, is his or her social security number, and, in the case of an entity, the TIN is typically the employer identification number. If the Issuer is not provided with the current TIN or an adequate basis for an exemption, such tendering holder may be subject to a penalty imposed by the IRS, and all reportable payments that are made to such holder may be subject to backup withholding. Any amounts withheld under the backup withholding rules generally will be allowed as a refund or a credit against U.S. federal income tax liability if the required information is furnished in a timely manner to the IRS.
Exempt holders of Outstanding Notes (such as corporations) are not subject to these backup withholding and reporting requirements.
To prevent backup withholding on reportable payments of principal and interest by the Issuer, each holder of Tendered Notes must provide its correct TIN by completing the IRS Form W-9 enclosed with this Letter of Transmittal, certifying (x) that the TIN provided is correct (or that such holder is awaiting a TIN), (y) that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the IRS that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the IRS has notified the holder that such holder is no longer subject to backup withholding and (z) that the holder is a U.S. citizen or other U.S. person. If the holder of Tendered Notes is a nonresident alien or foreign entity not subject to backup withholding, such holder must give the Issuer a completed appropriate IRS Form W-8, which may be obtained at the IRS website at www.irs.gov. If the Tendered Notes are in more than one name or are not in the name of the Beneficial Owner, the tendering holder should consult its tax advisor for information on which TIN to report. If such holder does not have a TIN, such holder should consult its tax advisor for instructions on applying for a TIN and complete the IRS Form W-9 or IRS Form W-8 in accordance with the IRS instructions provided with the forms.
Transfer Taxes. The Issuer will pay all transfer taxes, if any, applicable to the exchange of Tendered Notes under the Exchange Offer. The tendering holder, however, will be required to pay any transfer taxes, whether imposed on the registered holder or any other person, if:
Tendered Notes are to be delivered to, or issued in the name of, any person other than the registered holder of the Tendered Notes so exchanged;
Tendered Notes are registered in the name of any person other than the person signing this Letter of Transmittal; or
a transfer tax is imposed for any reason other than the exchange of Tendered Notes under the Exchange Offer.
If satisfactory evidence of payment of transfer taxes is not submitted with this Letter of Transmittal, the amount of any transfer taxes will be billed to the tendering holder.
Waiver of Conditions. The Issuer reserves the absolute right to waive any or all conditions relating to the Exchange Offer set forth in the Prospectus.
No Conditional Tenders. No alternative, conditional, irregular or contingent tenders will be accepted. All holders of Tendered Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Tendered Notes for exchange.
Mutilated, Lost, Stolen or Destroyed Outstanding Notes. Any holder whose Outstanding Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address set forth on the front and back covers hereof for further instructions.
Validity of Tenders. All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of Tendered Notes will be determined by the Issuer in its sole discretion, which determination will, subject to applicable law, be final and binding. The Issuer reserves the absolute right to reject any and all Tendered

Notes not properly tendered or any Tendered Notes, the Issuer’s acceptance of which would, in the opinion of counsel for the Issuer, be unlawful. The Issuer also reserves the right in its sole discretion to waive any defects, irregularities or conditions of tender as to any Tendered Notes. The Issuer’s interpretation of the terms and conditions of the Exchange Offer (including the Instructions in this Letter of Transmittal) will, subject to applicable law, be final and binding on all parties. Unless waived, any defects or irregularities in connection with Tendered Notes must be cured within such time as the Issuer shall determine. Although the Issuer intends to notify holders of defects or irregularities with respect to tenders of Tendered Notes, neither the Issuer, the Exchange Agent nor any other person shall incur any liability for failure to give such notification. Tenders of Tendered Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Tendered Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in this Letter of Transmittal, as promptly as practicable following the Expiration Date.
Acceptance of Tendered Notes and Issuance of Notes; Return of Notes. Subject to the terms and conditions of the Exchange Offer, the Issuer will accept for exchange all validly tendered Outstanding Notes as promptly as practicable after the Expiration Date and will issue Exchange Notes therefor as promptly as practicable thereafter. For purposes of the Exchange Offer, the Issuer shall be deemed to have accepted validly tendered Outstanding Notes when, as and if the Issuer has given oral or written notice thereof to the Exchange Agent. If any Tendered Notes are not exchanged pursuant to the Exchange Offer for any reason, such unexchanged Tendered Notes will be returned, without expense, to the person signing this Letter of Transmittal at the address indicated in Box I (Description of Tendered Notes), except as may otherwise be specified in Box V (Special Issuance Instructions) or Box VI (Special Delivery Instructions).
Withdrawal. Tendered Notes may be withdrawn only pursuant to the procedures set forth in the Prospectus under “The Exchange Offer—Withdrawal Rights.”
Requests for Assistance or Additional Copies. Questions relating to the procedures for tendering, as well as requests for additional copies of the Prospectus, this Letter of Transmittal and the Notice of Guaranteed Delivery, may be directed to the Exchange Agent at the address and telephone number set forth on the front and back covers hereof.

Form W-9 (Rev. January 2011) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give Form to the requester. Do not send to the IRS.
Print or type See Specific Instructions on page 2.	Name (as shown on your income tax return)
Business name/disregarded entity name, if different from above
	Check appropriate box for federal tax			Exempt payee
classification (required): Individual/sole proprietor C Corporation S Corporation Partnership Trust/estate
Limited liability company. Enter the tax classification (C = C corporation, S = S corporation, P =partnership) ► ____________
Other (see instructions) ►
Address (number, street, and apt. or suite no.)
	City, state, and ZIP code	Requester’s name and address (optional)
List account number(s) here (optional)
Part I Taxpayer Identification Number (TIN)
Enter your TIN in the appropriate box. The TIN provided must match the name given on the “Name” line to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.
Note.  If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.

Social security number
		–	–

Employer Identification number
–
Part II Certification
Under penalties of perjury, I certify that:
1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and
2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3. I am a U.S. citizen or other U.S. person (defined below).
Certification instructions.  You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 4.

Sign Here	Signature of U.S. person ►			Date ►
General Instructions
Section references are to the Internal Revenue Code unless otherwise noted.
Purpose of Form
A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.
Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:
1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),
2. Certify that you are not subject to backup withholding, or
3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income.

Note.  If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9. Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:
•   An individual who is a U.S. citizen or U.S. resident alien,
•   A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,
•   An estate (other than a foreign estate), or
•   A domestic trust (as defined in Regulations section 301.7701-7).
Special rules for partnerships.  Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax on any foreign partners’ share of income from such business. Further, in certain cases where a Form W-9 has not been received, a partnership is required to presume that a partner is a foreign person, and pay the withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid withholding on your share of partnership income.

The person who gives Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States is in the following cases:
•    The U.S. owner of a disregarded entity and not the entity,
•    The U.S. grantor or other owner of a grantor trust and not the trust, and

•	The U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.
Foreign person. If you are a foreign person, do not use Form W-9. Instead, use the appropriate Form W-8 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).
Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.
If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:
1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.
2. The treaty article addressing the income.
3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.
4. The type and amount of income that qualifies for the exemption from tax.
5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.
Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.
If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.
What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS a percentage of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.
You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.
Payments you receive will be subject to backup withholding if:
1. You do not furnish your TIN to the requester,
2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),
3. The IRS tells the requester that you furnished an incorrect TIN,
4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or
5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).
Certain payees and payments are exempt from backup withholding. See the instructions below and the separate Instructions for the Requester of Form W-9.
Also see Special rules for partnerships on page 1.
Updating Your Information
You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account, for example, if the grantor of a grantor trust dies.
Penalties
Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.
Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.
Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions
Name
If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.
If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.
Sole proprietor. Enter your individual name as shown on your income tax return on the “Name” line. You may enter your business, trade, or “doing business as (DBA)” name on the “Business name/disregarded entity name” line.
Partnership, C Corporation, or S Corporation. Enter the entity’s name on the “Name” line and any business, trade, or “doing business as (DBA) name” on the “Business name/disregarded entity name” line.
Disregarded entity. Enter the owner’s name on the “Name” line. The name of the entity entered on the “Name” line should never be a disregarded entity. The name on the “Name” line must be the name shown on the income tax return on which the income will be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a domestic owner, the domestic owner’s name is required to be provided on the “Name” line. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity’s name on the “Business name/disregarded entity name” line. If the owner of the disregarded entity is a foreign person, you must complete an appropriate Form W-8.
Note. Check the appropriate box for the federal tax classification of the person whose name is entered on the “Name” line (Individual/sole proprietor, Partnership, C Corporation, S Corporation, Trust/estate).
Limited Liability Company (LLC). If the person identified on the “Name” line is an LLC, check the “Limited liability company” box only and enter the appropriate code for the tax classification in the space provided. If you are an LLC that is treated as a partnership for federal tax purposes, enter “P” for partnership. If you are an LLC that has filed a Form 8832 or a Form 2553 to be taxed as a corporation, enter “C” for C corporation or “S” for S corporation. If you are an LLC that is disregarded as an entity separate from its owner under Regulation section 301.7701-3 (except for employment and excise tax), do not check the LLC box unless the owner of the LLC (required to be identified on the “Name” line) is another LLC that is not disregarded for federal tax purposes. If the LLC is disregarded as an entity separate from its owner, enter the appropriate tax classification of the owner identified on the “Name” line.
Other entities. Enter your business name as shown on required federal tax documents on the “Name” line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the “Business name/disregarded entity name” line.
Exempt Payee
If you are exempt from backup withholding, enter your name as described above and check the appropriate box for your status, then check the “Exempt payee” box in the line following the “Business name/ disregarded entity name,” sign and date the form.
Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.
Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.
The following payees are exempt from backup withholding:
1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),
2. The United States or any of its agencies or instrumentalities,
3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,
4. A foreign government or any of its political subdivisions, agencies, or instrumentalities, or
5. An international organization or any of its agencies or instrumentalities.
Other payees that may be exempt from backup withholding include:
6. A corporation,
7. A foreign central bank of issue,
8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,
9. A futures commission merchant registered with the Commodity Futures Trading Commission,
10. A real estate investment trust,
11. An entity registered at all times during the tax year under the Investment Company Act of 1940,
12. A common trust fund operated by a bank under section 584 (a),
13. A financial institution,
14. A middleman known in the investment community as a nominee or custodian, or
15. A trust exempt from tax under section 664 or described in section 4947.
The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 15.

IF the payment is for… for…	THEN the payment is exempt
Interest and dividend payments for 9	All exempt payees except
Broker transactions through 13. Also, C corporations.	Exempt payees 1 through 5 and 7
Barter exchange transactions and patronage dividends	Exempt payees 1 through 5
Payments over $600 required to be reported and direct sales over $5,000 [1]
Generally, exempt payees
1 through 7 [2]

Part I. Taxpayer Identification Number (TIN)
Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.
If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.
If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited Liability Company (LLC) on page 2), enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.
Note. See the chart on page 4 for further clarification of name and TIN combinations.
How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.ssa.gov. You may also get this form by calling 1‑800‑772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800-TAX-FORM (1-800-829-3676).
If you are asked to complete Form W-9 but do not have a TIN, write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.
Note. Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.
Caution: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.
Part II. Certification
To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, below, and items 4 and 5 on page 4 indicate otherwise.
For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on the “Name” line must sign. Exempt payees, see Exempt Payee on page 3.
Signature requirements. Complete the certification as indicated in items 1 through 3, below, and items 4 and 5 on page 4.
1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.
2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.
3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.
4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).
5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA,
Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.
What Name and Number To Give the Requester
_______________

1. See Form 1099-MISC, Miscellaneous Income, and its instructions.
2. However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees, gross proceeds paid to an attorney, and payments for services paid by a federal executive agency.
3. List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.
4. Circle the minor's name and furnish the minor's SSN.

For this type of account:	Give name and SSN of:
Individual	The individual
Two or more individuals (joint account) combined funds, the first individual on the account	The actual owner of the account or, if
Custodian account of a minor (Uniform Gift to Minors Act) The minor
a. The usual revocable savings trust (grantor is also trustee)
b. So-called trust account that is not a legal or valid trust under state law
The grantor-trustee [5]
The actual owner [6]
Sole proprietorship or disregarded entity owned by an individual The owner
Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulation section 1.671-4(b)(2)(i)(A))
The grantor *
For this type of account:	Give name and EIN of:
Disregarded entity not owned by an individual The owner
A valid trust, estate, or pension trust	Legal entity
Corporation or LLC electing corporate status on Form 8832 or Form 2553
The corporation
Association, club, religious, charitable, educational, or other taxexempt organization
The organization
Partnership or multi-member LLC	The partnership
A broker or registered nominee	The broker or nominee
Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments
The public entity
Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulation section 1.671- 4(b)(2)(i)(B))
The trust

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.
Secure Your Tax Records from Identity Theft
Identity theft occurs when someone uses your personal information such as your name, social security number (SSN), or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.
To reduce your risk:

•	Protect your SSN,

•	Ensure your employer is protecting your SSN, and

•	Be careful when choosing a tax preparer.
If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.
If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.
For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance.
Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll‑free case intake line at 1-877-777-4778 or TTY/TDD 1‑800-829-4059.
Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.
The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.
If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.ftc.gov/idtheft or 1‑877-IDTHEFT (1-877-438-4338).
Visit IRS.gov to learn more about identity theft and how to reduce your risk.

_______________
5. You must show your individual name and you may also enter your business or “DBA” name on the “Business name/disregarded entity” name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.
6. List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 1.
* Note. Grantor also must provide a Form W-9 to trustee of trust.

Privacy Act Notice
Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

Wells Fargo Bank, National Association,
As Exchange Agent

Registered & Certified Mail:	Regular Mail or Courier:	In Person by Hand Only:
Wells Fargo Bank, N.A.	Wells Fargo Bank, N.A.	Wells Fargo Bank, N.A.
Corporate Trust Operations	Corporate Trust Operations	Corporate Trust Operations
AC N9303 121	MAC N9303 121	Northstar East Building 12th Floor
P.O. Box 1517	6th St & Marquette Avenue	608 Second Avenue South
Minneapolis, MN 55480	Minneapolis, MN 55479	Minneapolis, MN 55402

Or By Facsimile Transmission: (612) 667-6282 Telephone: (800) 344-5128